AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO 0009		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO N/A	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY	CODE	N/A	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	N/A
DHHS/OS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) SIGA TECHNOLOGIES, INC. 35.E 62nd Street New York, NY 10065			(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C
CODE: N/A		FACILITY CODE: N/A		10B. DATED (SEE ITEM 13) 05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14
(Y)					A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

X					C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(A)(3) Bilateral - Other Agreements of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor	[ ]	is NOT	[X]	is required to sign this document and return	1	copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.
PURPOSE: This modification revises section F.6. Delivery Schedule.
FUNDS ALLOTTED PRIOR TO MOD #9 $ 463,393,621.00
FUNDS ALLOTTED WITH MOD #9 $ 0.00
TOTAL FUNDS ALLOTTED TO DATE $ 463,393,621.00 (Unchanged)
EXPIRATION DATE: September 24, 2020 (Unchanged)
CONTRACT FUNDED THROUGH September 24, 2020 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER Dennis E. Hruby Chief Scientific Officer				16A. NAME AND TITLE OF CONTRACTING OFFICER Linda D. Luczak, Contracting Officer DHHS/OS/ASPR/AMCG
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby				15C. DATE SIGNED 29 April 2015	16B. UNITED STATES OF AMERICA /s/ Linda D. Luczak	16C. DATE SIGNED 4/29/2015
(Signature of person authorized to sign)					(Signature of Contracting Officer)
NSN 7540-01-152-8070                                    STANDARD FORM 30 (REV. 10-83)

Contract No. HHS0100201100001C Modification No.9	Continuation Sheet Block 14	Page 2 of 2
a. By deleting in its entirety the Delivery Schedule under Section F.6. (as modified under Modification 0004).
b. The following delivery schedule is incorporated into this contract:
The following delivery schedule shall be used if 600mg BID (600mg twice per day) is the selected dosage.1

Delivery Number	Number of Bottles (42 x 200mg Capsules)	Number of Courses	Delivery Date	Batches
#1	[redacted]*	[redacted]*	[redacted]*	Commercial Validation
#2	[redacted]*	[redacted]*	[redacted]*	Commercial
#3	[redacted]*	[redacted]*	[redacted]*	Commercial
#4	[redacted]*	[redacted]*	[redacted]*	Commercial
#5	[redacted]*	[redacted]*	[redacted]*	Commercial
#6	[redacted]*	[redacted]*	[redacted]*	Commercial
#7	[redacted]*	[redacted]*	[redacted]*	Commercial
#8	[redacted]*	[redacted]*	[redacted]*	Commercial
#9	[redacted]*	[redacted]*	[redacted]*	Commercial
#10	[redacted]*	[redacted]*	[redacted]*	Commercial
#11	[redacted]*	[redacted]*	[redacted]*	Commercial
#12	[redacted]*	[redacted]*	TBD	Commercial
#13	[redacted]*	[redacted]*	TBD	Commercial
#14	[redacted]*	[redacted]*	TBD	Commercial
#15	[redacted]*	[redacted]*	TBD	Commercial
#16	[redacted]*	[redacted]*	TBD	Commercial
#17	[redacted]*	[redacted]*	TBD	Commercial
#18	[redacted]*	[redacted]*	TBD	Commercial
#19	[redacted]*	[redacted]*	TBD	Commercial
#20	[redacted]*	[redacted]*	TBD	Commercial
#21	[redacted]*	[redacted]*	TBD	Commercial
#22	[redacted]*	[redacted]*	TBD	Commercial
#23	[redacted]*	[redacted]*	TBD	Commercial
Total	4,000,000	2,000,000

NOTE: The contractor is reminded that as stated under section B.8.3.2, product that does not meet any specified label claims, fails release testing or does not meet 38 month expiry period shall be replaced at no-cost to the government. Section B.8.3.2 remains in full force and effect.
c. The contract amount and all other terms and conditions under this contract remain unchanged.
END OF MODIFICATION 9 TO HHS0100201100001C
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1 Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.